Exhibit 99.1
For purposes of the tables below, “Number of Accounts” refers to all accounts in the trust portfolio, including any accounts that are inactive accounts and zero-balance accounts, which in some cases may be closed accounts that have not yet been removed from the originator’s computer system and from the trust portfolio. Because the future composition of the trust portfolio will change over time, these tables are not indicative of the composition of the trust portfolio at any subsequent time.
The table immediately below sets forth the number of fixed and floating rate credit cards and the associated principal amounts contained in the trust portfolio as of January 31, 2019.
Distribution of Trust Portfolio
by Fixed/Floating APR
(Dollars in Thousands; Accounts in Thousands)
	Number of Accounts	Percentage of Total Number of Accounts	Principal Receivables	Percentage of Total Principal Receivables
Total Fixed	2,143	2.55%	$117,917	1.52%
Total Variable(1)	82,004	97.45%	$7,653,315	98.48%
Total(2)	84,147	100.00%	$7,771,232	100.00%
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(1)  In the majority of instances, the annual variable rate is currently prime plus 21.74%.
(2)  Amounts and percentages may not add up to the total due to rounding.

Our variable rate credit cards represent APRs indexed to a benchmark rate plus various spread levels. Variable rate credit cards are not subject to a maximum rate.

Composition by Retailer Type
Trust Portfolio
Retailer Type	Percentage of Total Principal Receivables
Soft goods	57.47%
Furniture	19.49%
Jewelry	14.48%
Department Store	8.04%
Other	0.51%
Total(1)	100.00%
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(1)  Percentages may not add up to the total due to rounding.
The table immediately below sets forth the companies, including each of their respective affiliates, that have credit card programs, or groups of credit card programs, that account for more than 7.5% of principal receivables balances in the trust portfolio as of January 31, 2019.  Except for the three companies listed below, no other company’s credit card program, or group of credit card programs, accounts for more than 7.5% of the principal receivables in the trust portfolio as of January 31, 2019.

Composition by Retailer Group of
Trust Portfolio
(Dollars in Thousands; Accounts in Thousands)
Retailer Group(1)	Number of Accounts	Percentage of Total Number of Accounts	Principal Receivables	Percentage of Total Principal Receivables
L Brands, Inc. Retail Group	14,999	17.82%	$1,801,566	23.18%
Signet Retail Group	2,530	3.01%	$990,979	12.75%
Ascena Retail Group Inc.	11,048	13.13%	$734,426	9.45%
Retailer Groups less than 7.5%	55,570	66.04%	$4,244,261	54.62%
Total(2)	84,147	100.00%	$7,771,232	100.00%
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(1)  Includes each individual retailer in the trust commonly owned by the retailer group.
(2)  Amounts and percentages may not add up to the total due to rounding.

Composition by Individual Retailer of
Trust Portfolio
(Dollars in Thousands; Accounts in Thousands)
Retailer	Number of Accounts	Percentage of Total Number of Accounts	Principal Receivables	Percentage of Total Principal Receivables
Victoria's Secret PL	14,956	17.77%	$1,795,177	23.10%
Kay Jewelers PL	1,840	2.19%	$670,949	8.63%
Wayfair PL	1,391	1.65%	$516,851	6.65%
Lane Bryant PL	3,812	4.53%	$389,415	5.01%
Express PL	3,970	4.72%	$331,825	4.27%
Pottery Barn PL	1,381	1.64%	$300,089	3.86%
New York & Company PL	4,914	5.84%	$297,772	3.83%
Jared PL	584	0.69%	$294,853	3.79%
Ann Taylor PL	5,957	7.08%	$241,908	3.11%
Torrid PL	1,106	1.31%	$211,908	2.73%
Other Retailers(1)	44,235	52.57%	$2,720,486	35.01%
Total(2)	84,147	100.00%	$7,771,232	100.00%
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(1)  Retailers individually representing a lesser percentage of principal receivables balances in the trust portfolio as of January 31, 2019.
(2)  Amounts and percentages may not add up to the total due to rounding.

Composition by Account Balance
Trust Portfolio
(Dollars in Thousands; Accounts in Thousands)
Account Balance Range	Number of Accounts	Percentage of Total Number of Accounts	Principal Receivables	Percentage of Total Principal Receivables
Credit Balance	401	0.48%	$(17,716)	(0.23)%
No Balance	69,624	82.74%	-	-
$0.01 - $50.00	1,687	2.00%	$47,488	0.61%
$50.01 - $100.00	1,789	2.13%	$133,885	1.72%
$100.01 - $150.00	1,371	1.63%	$170,206	2.19%
$150.01 - $250.00	2,065	2.45%	$408,337	5.25%
$250.01 - $350.00	1,233	1.47%	$365,975	4.71%
$350.01 - $500.00	1,311	1.56%	$554,129	7.13%
$500.01 - $1,000.00	2,480	2.95%	$1,784,504	22.96%
$1,000.01 - $1,500.00	1,055	1.25%	$1,283,270	16.51%
$1,500.01 or more	1,131	1.34%	$3,041,153	39.13%
Total(1)	84,147	100.00%	$7,771,232	100.00%
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(1)  Amounts and percentages may not add up to the total due to rounding.

Composition by Credit Limit
Trust Portfolio
(Dollars in Thousands; Accounts in Thousands)
Credit Limit Range	Number of Accounts	Percentage of Total Number of Accounts	Principal Receivables	Percentage of Total Principal Receivables
No Credit Limit	3,332	3.96%	$26,491	0.34%
$0.01 - $100.00	809	0.96%	$11,330	0.15%
$100.01 - $250.00	6,655	7.91%	$197,824	2.55%
$250.01 - $350.00	2,745	3.26%	$112,828	1.45%
$350.01 - $500.00	6,465	7.68%	$264,307	3.40%
$500.01 - $750.00	11,302	13.43%	$485,629	6.25%
$750.01 - $1,000.00	18,116	21.53%	$648,424	8.34%
$1,000.01 - $1,250.00	4,604	5.47%	$582,167	7.49%
$1,250.01 - $1,500.00	6,908	8.21%	$641,194	8.25%
$1,500.01 - $2,000.00	7,120	8.46%	$1,028,944	13.24%
$2,000.01 - $2,500.00	2,185	2.60%	$640,350	8.24%
$2,500.01 or more	13,904	16.52%	$3,131,743	40.30%
Total(1)	84,147	100.00%	$7,771,232	100.00%
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(1)  Amounts and percentages may not add up to the total due to rounding.

Composition by Account Age
Trust Portfolio
(Dollars in Thousands; Accounts in Thousands)
Account Age Range	Number of Accounts	Percentage of Total Number of Accounts	Principal Receivables	Percentage of Total Principal Receivables
Not More than 12 Months	7,158	8.51%	$1,511,403	19.45%
Over 12 Months to 24 Months	6,788	8.07%	$1,057,670	13.61%
Over 24 Months to 36 Months	6,877	8.17%	$953,635	12.27%
Over 36 Months to 48 Months	7,254	8.62%	$852,595	10.97%
Over 48 Months to 60 Months	7,036	8.36%	$696,126	8.96%
Over 60 Months	49,034	58.27%	$2,699,802	34.74%
Total(1)	84,147	100.00%	$7,771,232	100.00%
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(1)  Amounts and percentages may not add up to the total due to rounding.

Cardholders whose accounts are designated for the trust portfolio had billing addresses in all 50 states, the District of Columbia and other U.S. territories, except for approximately 0.32% of the principal receivables balance for the trust for which cardholders had billing addresses located outside of the United States, the District of Columbia or other U.S. territories.  Except for the five states listed below, no state accounted for more than 5% of the number of accounts or 5% of the total principal receivables balances as of January 31, 2019.

Composition by Billing Address
Trust Portfolio
State	Percentage of Total Number of Accounts	Percentage of Total Principal Receivables
Texas	8.09%	11.28%
California	8.66%	10.53%
Florida	7.38%	7.62%
New York	7.74%	6.92%
Illinois	4.74%	5.22%
The bank uses credit bureau scoring and a proprietary scoring model developed for the bank as tools in the underwriting process and for making credit decisions.  The bank uses credit bureau scoring and a proprietary scoring model also for purposes of monitoring obligor credit quality.  The bank’s proprietary scoring model is based on historical data and requires the bank to make various assumptions about future performance.  As a result, the bank’s proprietary model is not intended, and should not be relied upon, to forecast actual future performance.
Information regarding customer performance is factored into these proprietary scoring models to determine the probability of an account becoming 91 or more days past due or becoming charged off at any time within the next 12 months. Obligor credit quality is monitored at least monthly during the life of an account. The information in the table below is based on the most recent information available for each account in the trust portfolio. Because the future composition of the trust portfolio will change over time, obligor credit quality as shown in the table below is not indicative of obligor credit quality for the trust portfolio at any subsequent time. In addition, the bank’s assessment of obligor credit quality may change over time depending on the conduct of the cardholder and changes in the proprietary scoring models used by the bank.

Composition by Obligor Credit Quality
Trust Portfolio
(Dollars in Thousands)
Probability of an Account Becoming 91 or More Days Past Due or Becoming Charged-off (within the next 12 months)	Principal Receivables	Percentage of Total Principal Receivables
No Score	$55,571	0.72%
27.1% and higher	$758,130	9.76%
17.1% – 27.0%	$447,031	5.75%
12.6% – 17.0%	$596,103	7.67%
3.7% – 12.5%	$3,426,405	44.09%
1.9% – 3.6%	$1,285,539	16.54%
Lower than 1.9%	$1,202,452	15.47%
Total(1)	$7,771,232	100.00%
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(1)  Amounts and percentages may not add up to the total due to rounding.